Investor Presentation
   Second Quarter 2010
Exhibit 99

Investment Highlights

■ Leading provider of post-acute care
 ■ Largest contract manager of rehabilitation services
 ■ Fourth largest post-acute hospital operator, third largest long-term acute care hospital provider
■ Large, growing and highly fragmented market providing multiple growth opportunities
 ■ Organic
 ■ Acquisitions
■ Positioned to leverage continuum capabilities under healthcare reform (e.g., bundled payment system)
■ Strong financial model
 ■ Diversified business lines
 ■ Track record of strong earnings
  and operating cash flow
■ Strong management team with successful track record of adapting to change

13%
Patient Discharge Destination1
LTACH / SNF
IRF
No post-
acute care
Hospice/Home Health
65%
2
Post-Acute Market Overview
Medicare Post-Acute Spending (in billions)
$
Projected3
Actual2
1”Examining Post-Acute Care Relationships in an Integrated Hospital System,” Dept. of
Health and Human Services, Feb. 2009
2MedPAC Data Book, June 2010; does not include Home Health or Medicare Advantage
3Avalere Health LLC, Apr. 2009; does not include Home Health or Medicare Advantage
LTACHs = Long-Term Acute Care Hospitals
IRFs = Inpatient Rehabilitation Facilities
SNFs = Skilled Nursing Facilities
■ Positive demographic trends, with first wave of Baby Boomers entering Medicare in 2011; ≈ 72% of RehabCare patients are Medicare
■ Medicare expenditures for post-acute services (excluding home health) projected to increase 96% from 2009 to 2021
Acute care
hospital

Division Overviews
Skilled Nursing
Rehabilitation Services
$1.3 billion pro forma1 operating revenues for LTM 6/30/10
Hospital
Rehabilitation Services

FS = Freestanding

HIH = Hospital in Hospital

Hospital Division

3
1Reflects acquisition of Triumph HealthCare on Nov. 24, 2009

■ $611 mm - 47% of pro forma
 revenue
■ 29 LTACHs, 6 IRFs; 13 states
■ 20 FS LTACHs, 9 HIHs; 4 FS
 IRFs, 2 HIHs
■ 1,605 licensed LTACH beds;
 243 IRF beds
■ 420,000 annual patient days
■ $507 mm - 39% of pro forma
 revenue
■ 1,115 SNF/long-term care
 programs in 37 states
■ 8.1 mm annual patient visits
■ Polaris Group - consulting for
 long-term care facilities
■ VTA Management Services -
 therapy and nurse staffing for
 New York

■ $178 mm - 14% of pro forma
 revenue
■ 148 hospital-based programs
 in 34 states
■ 42,000 IRF discharges/year
■ 1.2 mm annual outpatient
 visits

Hospital Division
Overview
Competitive Landscape
■ Owns and operates 35 LTACHs and IRFs
■ LTACHs represent the earliest discharge option from the short-term acute care setting for medically complex patients; IRFs provide intensive rehabilitation with a ≈ 75%
 return to community rate
■ RehabCare pursues joint venture hospital partnerships (nine currently, representing
 15 locations) with market-leading acute care providers and physician groups, in addition to its wholly owned facilities
Market Size1: 221 IRFs

(Freestanding and HIHs)

Market Size1: 386 LTACHs

IRFs
LTACHs
4
Source: Information available from public filings or
company websites
98
952
83
35
232
20
18
15
19
14
1MedPAC, Mar. 2010 Report to the Congress
2Pending completion of its acquisition of Regency Hosp. Co., Select
 Medical will be largest post-acute hospital operator

Hospital Division
Performance
Hospital Division Financial Data
5
■ Legacy hospitals reached breakeven
 operating earnings run rate at end of
 Q2’10; on track for breakeven operating
 earnings for FY2010
■ Legacy LTACHs experiencing significant
 improvements under Triumph’s operating
 model and leadership
■ Triumph integration and expected
 synergies ahead of plan
■ Soft acute care volumes in key markets
 resulted in sequential decline in
 Triumph’s EBITDA margin from 17.7%¹ in
 Q1’10 to 16.7%¹ in Q2’10
■ Triumph expected to achieve historical
 EBITDA margins by early 2011
($ mm)	Q1’10	Q2’10
Patient days	106,393	108,031
Adjusted Revenue¹	$ 157.8	$ 160.1
Adjusted EBITDA margin1	13.1%	12.3%
Legacy hospital adj. EBITDA margin1	1.6%	2.5%
Triumph adj. EBITDA margin1	17.7%	16.7%
1 See Appendix for Reconciliation to GAAP
Note: Comparisons to prior year periods are not meaningful due to the Triumph acquisition on Nov. 24, 2009

Hospital Division
Growth strategy

■ Continue to achieve margin expansion in legacy hospitals under Triumph’s management
■ Develop IRF opportunities in key markets
■ Complete two planned expansion projects
 ■ The Specialty Hospital (Rome, GA) - opening Q2’11
 ■ Central Texas Rehabilitation Hospital (Austin, TX) - opening Q1’12
■ Invest in quality upgrades to several hospitals to drive volume growth
 ■ Build out Intensive Care Units / High Observation Units
 ■ Expand ancillary services (CT scanners, hyperbaric chambers, special procedures rooms)
■ Roll out new clinical programs and services

■ Expect FY2010 revenue of $640 - $665 mm and EBITDA of $85 - $95 mm
 ■ Anticipate continued soft acute care census in the second half of 2010
■ Reaffirm breakeven operating earnings for 13 legacy hospitals for FY2010
■ Triumph hospitals expected to achieve around 17% EBITDA margins for FY2010, with a return to historical EBITDA margins beginning in 2011
■ Net income attributable to noncontrolling interests expected to approximate $2.5 million for FY2010
Hospital Division
Financial and regulatory outlook
7
Financial
Regulatory
■ Rate Year (RY) 2011 rule for LTACHs, published on July 30, will result in an estimated negative 1% adjustment for our LTACHs
■ The Centers for Medicare and Medicaid Services (CMS) self-executing rule, released on
 July 16, will increase payments by an estimated net 2.4% for our owned IRFs
■ Patient Protection and Affordable Care Act (PPACA) extended LTACH provisions contained in the 2007 Medicare, Medicaid and SCHIP Extension Act (MMSEA) through the end of 2012 (see Appendix for summary of PPACA impact)

Skilled Nursing Rehabilitation Services
Division overview
■ Manages 1,115 rehab programs for SNFs
 ■ Each Medicare-certified SNF is required to provide physical, speech and occupational therapy, but many lack the know-how and/or scale to effectively manage a program
■ RehabCare provides a compelling value proposition to our SNF partners
 ■ Access to advanced technology platform
 ■ Broader array of clinical programming
 ■ Better access to scarce therapist labor pool
 ■ Reimbursement expertise and denials management
Source: Information available from public filings or from company websites
¹Source: MedPAC Report to Congress, Mar. 2010
Competitive Landscape — # of facilities served
Self-
operated
11,000+
1,115
1,000
900
633
482
450
300
188
Market Size1: 15,000+
Medicare-certified SNFs

300

Skilled Nursing Rehabilitation Services
Performance

Note: Includes Symphony HealthCare acquisition as of July 1, 2006

1Same store analysis does not include Symphony

% Margin: 1.7% 5.6% 7.6% 7.9% 8.3%
Operating Earnings ($ mm)
9
YOY growth: 24.4% 5.6% 8.5% 8.8% 4.2%
Same store: 7.1%1 12.4% 8.8% 10.2% 1.2%

■ Achieved 8.5% operating earnings margin in Q2’10, while preparing for regulatory changes
■ Same store revenue has begun to moderate following several years of exceptional growth
■ Net unit growth is expected to resume in the second half of 2010
Revenue ($ mm)
4.2%

Skilled Nursing Rehabilitation Services
Advanced technology platform

■ Rolling out next generation point-of-service
 (iTouch) technology and upgraded therapy
 management platform to all programs by year
 end 2010
■ Increases speed and accuracy of data input
 to maximize therapist productivity, reduce
 billing errors and subsequent denials
■ Tracks real-time patient outcome data,
 including discharge location and hospital
 readmissions
■ Integrated Resource Utilization Group (RUG)
 planner ensures appropriate RUG category
 placement and appropriate payment
■ Benchmarking reports provide national
 comparative data and ability to track common
 metrics across venues of care

Skilled Nursing Rehabilitation Services
Financial and regulatory outlook

■ Expect 7% - 8% operating earnings margins for FY2010, driven by low to mid-single digit year-over-year same store revenue growth
 ■ Anticipate an operating earnings margin of 5.5% to 6.5% in Q4’10 given:
 ▪ Regulatory changes
 ▪ Rollout of new technologies
 ▪ Pricing pressures
 ▪ Wage rate increases during the year
■ Expect 50 to 75 net new units in 2010
Financial
Regulatory
■ New concurrent therapy rules, MDS 3.0 and RUGs IV payment rates effective Oct. 1
■ SNF payment update, released on July 16, provides a net 1.7% increase in RY2011
■ Proposed Multiple Procedure Payment Reduction (MPPR) rule would cut reimbursement for Part B therapy services by ≈ 10% beginning in 2011
 ■ Estimated, unmitigated annual impact to our operating earnings would be $17 - $18 mm;
 expect to mitigate significant fraction of impact
 ■ Issued position paper, available at http://www.rehabcare.com/about/news/index.html
■ PPACA extended Part B therapy cap exceptions process through 2010; Affordable
 Healthcare for Americans Act delayed a 21% physician pay cut through Nov. 30, 2010

IRF Competitive Landscape
Have IRF
No IRF
■ Manages 148 hospital-based IRFs, subacute and outpatient therapy programs on a contract basis, providing our partners with:
 ■ Improved internal patient flow
 ■ Ability to attract ≈ 30% admissions from external sources
 ■ Successful clinical outcomes and broader clinical programming (brain, stroke, spinal dysfunction)
 ■ Regulatory compliance (60% rule, RAC, 3-hour rule)
 ■ Recruiting and labor management
3,859¹ short-term acute
 care hospitals
190 outsourced
Hospital Rehabilitation Services
Division overview
Market Size²: 981 hospital
-based IRFs
Source: Information available from public filings, company
websites and RehabCare estimates
1American Hospital Directory
²MedPAC Mar. 2010 Report to Congress

Hospital Rehabilitation Services
Performance
■ Improved same store revenues and discharges in inpatient and outpatient segments
■ Better leveraging of SG&A resulted in a 17.6% operating earnings margin in Q2’10
■ Ended quarter with net three IRF and one outpatient openings, two signed but unopened contracts
¹Includes $1.2 mm pretax charge from a bad debt write-down related to an outpatient transaction
YOY growth: (8.7%) 0.9% 7.6% 9.6% (0.2%)
IRFs: 107 113 106 111 106

Operating Earnings ($ mm)
% Margin: 14.0% 13.3% 16.6% 15.8% 16.8%
1
Revenue ($ mm)
(0.2%)
6.0%

Hospital Rehabilitation Services
Growth strategy and outlook

■ Expect 16% - 18% operating earnings margin for FY2010
■ Anticipate 2 - 4% year-over-year growth in IRF same store discharges for
 FY2010
■ Net one to two new IRF programs expected in second half of 2010
■ Increase market share through:
 ■ Targeted market focus - e.g., small systems, critical
 access hospitals
 ■ Product development - e.g., centers of excellence
 ■ Second product sales
■ Invest in enabling technology
 ■ Electronic pre-screen to increase speed of admissions,
 drive volumes
 ■ Point-of-service technology to improve productivity
 ■ Provides opportunity to upsell therapy management
 services
Growth Strategy
Outlook

Revenue ($ mm)
¹
Net Earnings ($ mm)
EPS: $0.73 2 $1.05 3   $ 1.22 4  $0.87 $1.20
15
Consolidated Financial Summary
2Includes $0.17 per diluted share impairment charge on an intangible asset

3Includes $0.09 per diluted share in charges related to a bad debt write-down of an outpatient transaction and cancellation of a planned acquisition and development project

4Includes transaction and severance related charges related to Triumph of $0.38 per diluted share
1RehabCare 2009 historical includes $39.7 mm in revenue generated by
Triumph

Consolidated Balance Sheet
■ Cash flow from operations was $25.8 mm for six months ended June 30, 2010 compared with $27.1 mm in the prior year period
 ■ Days sales outstanding was 62.1 days at June 30, 2010 compared to 61.8 days at Mar. 31, 2010
■ Expect continued strong operating cash flow with DSO of approximately 60 - 63 days
■ Capital expenditures anticipated to be $32 mm in 2010, consisting of $12.5 mm of information system investments and $19.5 mm in expansion projects and maintenance
■ Paying down debt is a priority before next significant acquisition
Cash and Cash Equivalents
Total Assets
Total Debt
Stockholders’ Equity
Noncontrolling Interests
Percent of Debt to Total Capital¹
($mm)
$ 18.0
1,126.8
444.0
468.0
19.1
48%
6/30/10
1Total capital represents the sum of debt, stockholders’ equity and noncontrolling interests

Safe Harbor
Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and current reports on Form 8-K.  Do not rely on forward looking statements as the Company cannot predict or control many factors that affect its ability to achieve the results estimated.  The Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.
Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and current reports on Form 8-K. Do not rely on forward looking statements as the Company cannot predict or control many factors that affect its ability to achieve the results estimated.  he Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.

Appendix

Impact of Healthcare Reform
■ Extends LTACH provisions of MMSEA through Dec 2012
 ■ Maintains existing status related to 25% Rule and short-stay outliers
 ■ Delays one-time budget neutrality adjustment (estimated at 3.75%)
 ■ Continues moratorium on new LTACH beds while facility criteria is established
■ Extends auto exception process for Part B therapy caps through Dec. 31, 2010
■ Delays implementation of RUGs IV payment system until Oct. 1, 2011
■ Establishes reductions in market basket updates for IRFs and LTACHs
■ Productivity (negative) adjustments for SNFs, IRFs and LTACHs beginning in 2012
■ Prohibits physician ownership of hospitals, effective Dec. 31, 2010, and creates new transparency, reporting and expansion requirements for “grandfathered”
 hospitals
19
	Apr. 1, 2010	RY 2011	RY 2012-13	RY 2014	RY 2015-16	RY 2017-19
IRF	0.25	0.25	0.10	0.30	0.20	0.75
LTACH	0.25	0.50	0.10	0.30	0.20	0.75

Impact of Healthcare Reform
■ Beginning in 2012, allows providers organized as Accountable Care Organizations that voluntarily meet quality thresholds to share in cost savings achieved in
 Medicare program
■ Establishes a national pilot program by 2013 to study effectiveness of bundled payment system for hospital+physician+post-acute services delivered three days prior to hospitalization through 30 days post-discharge
■ In 2015, establishes Medicare Independent Payment Advisory Board (IPAB); IRFs
 and LTACHs exempt from any binding proposals of IPAB

Primary Post-Acute Settings
Overview
	Long-Term Acute Care Hospitals	Skilled Nursing Facilities	Inpatient Rehab Facilities
Medicare Spending 2009	$4.9 billion	$25.5 billion (est. $6 billion rehab)	$5.7 billion
Patients Served 2008	130,869 Medicare discharges	2.6 million Medicare admissions	370,048 Medicare discharges
Type of Patient	High acuity, at least 25 days	Low to moderate acuity, may require some rehab	High acuity, requires extensive rehab (min 3 hrs/day)
Avg. Length of Stay	At least 25 days	27 days	13.2 days
Medicare Reimbursement	LTACH PPS - Receive a single payment when Medicare beneficiary is discharged for all services rendered	SNF PPS - Receive a per diem payment under both Medicare Part A and state Medicaid programs	IRF PPS- Receive a single payment when Medicare beneficiary is discharged for all services rendered
Medicare Requirements
• Patients must have an average length
 of stay of >25 days
• 25% rule: no more than 25% of
 patients may be referred from a single
 source (fixed at 50% through 2012)
• Moratorium on new LTACH beds until
 2013
		Medicare covers up to 100 days of SNF care following an acute hospital stay of at least 3 days	60% Rule: 60% of patients must satisfy one of 13 defined conditions
Source: MedPAC

Q2’10 and Q1’10 Adjusted EBITDA
Reconciliations
Q1’10 Adjusted EBITDA Reconciliation
Q2’10 Adjusted EBITDA Reconciliation